     As Filed with the Securities and Exchange Commission on March 31, 1996
                                                    Registration No. 33-
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                         -----------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                              --------------------

                           D & K WHOLESALE DRUG, INC.
               (Exact name of registrant as specified in charter)

              DELAWARE                                     43-1465483
    (State or other jurisdiction of                     (I.R.S. Employer
     incorporation or organization)                  Identification Number)

    8000 Maryland Avenue, Suite 1190
           St. Louis, Missouri                                63105
(Address of principal executive offices)                   (Zip Code)

                         ------------------------------

                           D & K WHOLESALE DRUG, INC.
                      401(k) PROFIT SHARING PLAN AND TRUST

                            (Full title of the plan)

                         ------------------------------

                             J. HORD ARMSTRONG, III
               Chairman of the Board and Chief Executive Officer
                           D & K Wholesale Drug, Inc.
                        8000 Maryland Avenue, Suite 1190
                           St. Louis, Missouri  63105
                    (Name and address of agent for service)
  Telephone number, including area code, of agent for service: (314) 727-3485


                         ------------------------------

                                    Copy to:
                              THOMAS A. LITZ, ESQ.
                              Thompson & Mitchell
                             One Mercantile Center
                          St. Louis,  Missouri  63101
                                 (314) 231-7676

                                        CALCULATION OF REGISTRATION FEE
===============================================================================================================
                                                      Proposed             Proposed
Title of                                              Maximum              Maximum
Securities                 Amount                     Offering             Aggregate              Amount of
to be                      to be                      Price Per            Offering               Registra-
Registered                 Registered<F1>             Share<F2>            Price<F2>              tion Fee
---------------------------------------------------------------------------------------------------------------
Common Stock,
$.01 par value             100,000 shares             $4.375               $437,500               $133.00
===============================================================================================================

<F1> Includes an indeterminate amount of plan interests pursuant to Rule 416(c).

<F2> Estimated solely for purposes of computing the Registration Fee pursuant to the provisions of Rule 457(h), based upon a price of $4.375 per share, being the average of the bid and asked prices per share as reported by the Nasdaq Small-Cap Market on March 27, 1997.

                           D & K WHOLESALE DRUG, INC.
                      401(k) PROFIT SHARING PLAN AND TRUST


Item 3.  Incorporation of Certain Documents by Reference.
         -----------------------------------------------

      The following documents filed by D & K Wholesale Drug, Inc. (the "Company") with the Securities and Exchange Commission are incorporated herein by reference:

      (i) The Company's Annual Report on Form 10-K for the year ended March 29, 1996.

      (ii) The Company's Quarterly Reports on Form 10-Q for the quarters ended June 30, 1996, September 30, 1996 and December 31, 1996.

      (iii) The Annual Report on Form 11-K of the Plan for the year ended December 31, 1995.

      (iv) The descriptions of the Company's Common Stock set forth in the Company's Registration Statement on Form S-1 dated September 1, 1992 (File No. 33-48730), which descriptions were incorporated by reference into the Company's Registration Statement on Form 8-A dated September 1, 1992 (File No. 0-20348).

      All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the 1934 Act, after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be made a part hereof from the date of filing of such documents. Any statement contained herein or in a document incorporated herein by reference shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained in a subsequently filed document incorporated herein by reference which statement is also incorporated herein by reference modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 6.  Indemnification of Directors and Officers.
         -----------------------------------------

      Section 102(b)(7) of the Delaware General Corporation Law ("DGCL") permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its shareowners for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its shareowners, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for payments of unlawful dividends or unlawful stock repurchases or redemptions, or (iv) for any transaction from which the director derived an improper personal benefit. The Company's Restated Certificate of Incorporation contains such a provision.

      Section 145 of the DGCL provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation -- a "derivative action"), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses (including attorneys' fees) incurred in connection with defense or settlement of such action, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation's charter, bylaws, disinterested director vote, shareowner vote, agreement or otherwise. The Company's Restated By-Laws provide that the directors and officers shall be indemnified against liabilities arising from their services as directors or officers to the fullest extent permitted by Delaware law.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Company pursuant to such provisions, the Company has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable.

Item 8.  Exhibits.
         --------

      The following exhibits are filed herewith or incorporated herein by reference:

      4.1  Restated Certificate of Incorporation of the Company, filed as
           Exhibit 3.2 to the Company's Registration Statement on Form S-1 dated September 1, 1992 (File No. 33-48730), is incorporated herein by this reference.

      4.2 Restated By-Laws of the Company, filed as Exhibit 3.3 to the Company's Registration Statement on Form S-1 dated September 1, 1992 (File No. 33-48730), is incorporated herein by this reference.

      4.3 D & K Wholesale Drug, Inc. 401(k) Profit Sharing Plan and Trust, filed as Exhibit 10.25 to the Company's Annual Report on Form 10-K for the year ended March 29, 1996, is incorporated herein by this reference.

      5 Opinion of Thompson Coburn as to the legality of the securities to be registered.

     23.1  Consent of Arthur Andersen LLP.

     23.2  Consent of Thompson Coburn (set forth in Exhibit 5 hereto).

     24    Power of Attorney (set forth on signature page hereto).

Item 9.  Undertakings.
         ------------

      (a) The undersigned registrant hereby undertakes:

          (1) To file, during any period in which offers and sales are being made, a post-effective amendment to this registration statement:

                (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof), which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

              (iii) To include any material information with respect to the plan of distribution previously disclosed in the registration statement or any material change to such information in the registration statement;

              Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      (d) The undersigned registrant hereby undertakes to submit the Plan and any amendments thereto to the Internal Revenue Service in a timely manner and to make all changes required by the Internal Revenue Code in order to qualify the Plan under Section 401 of the Internal Revenue Code of 1986, as amended.

                            *          *          *

                                  SIGNATURES

      The Registrant.  Pursuant to the requirements of the Securities Act of
      --------------
1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of St. Louis, State of Missouri, on March 31, 1997.

                                    D & K WHOLESALE DRUG, INC.


                                    By /s/ J. Hord Armstrong, III
                                      ---------------------------------
                                       J. Hord Armstrong, III
                                       Chairman of the Board and Chief
                                       Executive Officer


          We, the undersigned officers and directors of D & K Wholesale
Drug, Inc. hereby severally and individually constitute and appoint J. Hord Armstrong, III and Martin D. Wilson, and each of them, the true and lawful attorneys and agents of each of us to execute in the name, place and stead of each of us (individually and in any capacity stated below) any and all amendments to this Registration Statement on Form S-8 and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission, each of said attorneys and agents to have the power to act with or without the others and to have full power and authority to do and perform in the name and on behalf of each of the undersigned every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as any of the undersigned might or could do in person, and we hereby ratify and confirm our signatures as they may be signed by our said attorneys and agents and each of them to any and all such amendments and instruments.

          Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

          Signature                          Title                         Date
          ---------                          -----                         ----

/s/ J. Hord Armstrong, III          Chairman of the Board and           March 31, 1997
------------------------------      Chief Executive Officer and
J. Hord Armstrong, III              Director (Principal Executive
                                    and Financial Officer)



/s/ Martin D. Wilson                President and Chief Operating       March 31, 1997
------------------------------      Officer and Director
Martin D. Wilson

                                    - 5 -

          Signature                          Title                         Date
          ---------                          -----                         ----

/s/ Daniel E. Kreher                Vice President - Finance            March 31, 1997
------------------------------      and Administration (Principal
Daniel E. Kreher                    Accounting Officer)



                                    Director                            March --, 1997
------------------------------
Richard F. Ford



/s/ Steven B. Goldfine              Director                            March 31, 1997
------------------------------
Steven B. Goldfine



/s/ Bryan H. Lawrence               Director                            March 31, 1997
------------------------------
Bryan H. Lawrence



/s/ Elliot H. Stein                 Director                            March 31, 1997
------------------------------
Elliot H. Stein


            The Plan.  Pursuant to the requirements of the Securities Act of
            --------
1933, the Trustee has duly caused this registration statement to be signed in the County of St. Louis, State of Missouri, on March --, 1996.

                              D & K 401(k) PROFIT SHARING PLAN AND TRUST



                              By /s/ Martin D. Wilson
                                ------------------------------------------
                                    Martin D. Wilson, Trustee

                                            EXHIBIT INDEX
                                            -------------
Exhibit No.                                                                                     Page
----------                                                                                      ----
   4.1                  Restated Certificate of Incorporation of the Company, filed as Exhibit 3.2 to the Company's Registration Statement on
                        Form S-1 dated September 1, 1992 (File No. 33-48730), is
                        incorporated herein by this reference.


   4.2                  Restated By-Laws of the Company, filed as Exhibit 3.3 to the
                        Company's Registration Statement on Form S-1 dated September 1,
                        1992 (File No. 33-48730), is incorporated herein by this reference.


   4.3                  D & K Wholesale Drug, Inc. 401(k) Profit Sharing and Trust, filed as Exhibit 10.25 to the Company's Registration Statement on
                        Form 10-K for the year ended March 29, 1996, is incorporated herein by this reference.


   5                    Opinion of Thompson Coburn as to the legality of the securities to be registered.


  23.1                  Consent of Arthur Andersen LLP.


  23.2                  Consent of Thompson Coburn (set forth in Exhibit 5 hereto).


  24                    Power of Attorney (set forth on signature page hereto).

                                    - 7 -
